                            SCHEDULE 14C INFORMATION

       Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934
                                (Amendment No.  )

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))
[ ] Definitive Information Statement

                              ANCHOR SERIES TRUST
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11. 1)

      1) Title of each class of securities to which transaction applies:

      ------------------------------------------------

      2) Aggregate number of securities to which transaction applies:

      ------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      ------------------------------------------------

      4) Proposed maximum aggregate value of transaction:

      ------------------------------------------------

      5) Total fee paid:

      ------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      ------------------------------------------------

      2) Form, Schedule or Registration Statement No.:

      ------------------------------------------------

      3) Filing Party:

      ------------------------------------------------

      4) Date Filed:

      ------------------------------------------------

AIG SUNAMERICA ASSET MANAGEMENT CORP.                      [AIG SUNAMERICA LOGO]
Anchor Series Trust
P.O. Box 54299
Los Angeles, California
(800) 445-7862

May __, 2007

Dear Contract Owner:

      We are writing to provide you with the enclosed information statement. The information statement provides information regarding a recent amendment to the subadvisory agreement (the "Amendment") between AIG SunAmerica Asset Management Corp. ("SunAmerica") and Edge Asset Management, Inc., with respect to the Asset Allocation Portfolio, a series of Anchor Series Trust (the "Trust").

      The Amendment removed language contained in the agreement that restricted the percentage of brokerage transactions in which the subadviser may direct to an affiliated broker. The Amendment was approved by the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, on March 7, 2007.

      As a matter of regulatory compliance, we are sending you this information statement, which describes the Amendment and the reasons why the Board approved the Amendment.

      THIS DOCUMENT IS FOR YOUR INFORMATION ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION. Should you have any questions about these changes or if we can be of service to you in any other way, please call our SunLine customer service center between the hours of 5 a.m. PST and 5 p.m. PST at (800) 445-7862.

Sincerely,


Vincent Marra
President
Anchor Series Trust

                               ANCHOR SERIES TRUST
                                 P.O. BOX 54299
                           LOS ANGELES, CA 90054-0299

                             ----------------------

                              INFORMATION STATEMENT
                 REGARDING AN AMENDMENT TO SUBADVISORY AGREEMENT

                             ----------------------

                           ASSET ALLOCATION PORTFOLIO
                                (THE "PORTFOLIO")

                             ----------------------

      This information statement is being provided to the shareholders of the Portfolio, in lieu of a proxy statement, pursuant to the terms of an exemptive order Anchor Series Trust (the "Trust") has received from the Securities and Exchange Commission. The exemptive order permits AIG SunAmerica Asset Management Corp. ("SunAmerica"), as the investment adviser, manager and administrator of the Trust, to make changes to existing subadvisory contracts with the approval of the Board of Trustees (the "Trustees"), but without obtaining shareholder approval. This information statement is being furnished on behalf of the Trustees of the Trust.

      WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

      This information statement will be mailed on or about May 9, 2007 to contract owners who chose the Portfolio as an investment option prior to February 28, 2007.

PURPOSE OF THE INFORMATION STATEMENT

      On March 7, 2007, the Trustees approved an amendment (the "Amendment") to the subadvisory agreement between SunAmerica and Edge Asset Management, Inc., formerly WM Advisors, Inc. ("EAM" or the "Subadviser").

      The Amendment deletes a provision of the subadvisory agreement that limits the percentage of brokerage transactions that may be effected through affiliates of the Subadviser, SunAmerica and its affiliates or any other subadviser to the Trust or its affiliates, to 25% of a Portfolio's total transactions in securities during the Trust's fiscal year. Management recommended this change because it believed that the broad scope of the 25% limitation was unduly restrictive, particularly in light of the Subadviser's duty to seek best execution on behalf of a Portfolio.

      Furthermore, the Trust has policies and procedures for transactions with affiliated brokers, as approved by the Trustees. The procedures are designed to ensure that the commissions, fees or other remuneration received by an affiliated broker are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar investments being purchased or sold on a securities exchange during a comparable period of time. In addition, the Trustees are provided a quarterly compliance report that lists the Portfolios affiliated brokerage transactions and determine whether such transactions were effected in accordance with the Trust's policies and procedures.

      In addition, the Amendment adds a confidentiality provision to the subadvisory agreement.

THE TRUST

      The Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the "Advisory Agreement") with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Trustees. SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG") and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica selects the subadvisers for the Trust's Portfolio, manages certain Portfolio, provides various administrative services and supervises the Portfolio' daily business affairs, subject to review by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the Portfolios of the Trust for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the Portfolio with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.

      The subadvisers to the Trust's Portfolios act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the Portfolios regarding securities to be purchased and sold. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers' fees. The Portfolios do not pay fees directly to a subadviser.

      In accordance with procedures adopted by the Trustees, a subadviser may effect portfolio transactions through an affiliated broker, acting as an agent not as principal, and the affiliated broker may receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and interpretations thereunder and other applicable securities laws.

THE SUBADVISORY AGREEMENT

      The subadvisory agreement between SunAmerica and the Subadviser provides that: (i) the Subadviser shall manage the assets of the Portfolio, (ii) SunAmerica shall compensate the Subadviser for its services, (iii) the Subadviser is authorized to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iv) the Subadviser shall comply with the Portfolio's investment policies and restrictions, with applicable law and with any applicable policies and procedures adopted by the Trustees. There have been no changes to the Subadvisory Agreements except for those changes included in the Amendment as described on page 1.

      The Subadvisory Agreement was last approved at a meeting of the Trustees held on _________________. The form of Amendment to the Subadvisory Agreement, is attached to this information statement as Exhibit A. The subadvisory fee rate payable to EAM with respect to the Portfolio is as follows.

                                      SUBADVISORY FEES PAID FOR FISCAL-YEAR
           SUBADVISORY FEE                   ENDED DECEMBER 31, 2006
           ---------------            -------------------------------------
      .40% on the first $50 million             $1,103,029
      .30% on the next $100 million
      .25% on the next $100 million
      .20% thereafter

INFORMATION ABOUT EDGE

      EDGE, located at 1201 Third Avenue, 8th Floor, Seattle, WA 98101, is an indirect wholly owned subsidiary of Principal Financial Group. EDGE has been in the business of investment management since 1944. Principal Financial Group is located at Principal Financial Group, Des Moines, Iowa, 50392-2080.

      EDGE is not affiliated with AIG SAAMCo. No officer of the Trust or Trustee owns securities or has any other material direct or indirect interest in EDGE or any other person affiliated with EDGE. No Trustee has any material interest, direct or indirect, in any material transactions since the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which EDGE or its affiliates is a party.

The names and positions of the directors and the principal executive officer of EDGE are as follows:

      NAME                 POSITION WITH EDGE           PRINCIPAL OCCUPATION
      ----                 ------------------           --------------------
David M. Blake         Director and Executive Vice   Executive Director - Global
                       President                     Head of Fixed Income of
                                                     Principal Global Investors

Timothy M. Dunbar      Director and Executive Vice   Executive Director Equities of
                       President                     Principal Global Investors

Ralph C. Eucher        Director                      Senior Vice President -
                                                     Retirement & Investor Services
                                                     of Principal  Financial Services

James P. McCaughan     Director                      President - Global Asset
                                                     Management, Principal Global
                                                     Investors

William G. Papesh      Director, President and       President and Chief Operations
                       Chief Operations Officer      Officer

Gary J. Pokrzywinski   Director and Chief            Chief Investment Officer
                       Investment Officer

Alex Ghazanfari        Chief Compliance Officer      Chief Compliance Officer of
                                                     Principal Global Investors

Jerald L. Bogart       Chief Financial Officer       Chief Financial Officer of
                                                     Principal Global Investors

Sharon L. Howells      Investment Administration     Investment Administration
                       Officer                       Officer

Randall L. Yoakum      Director and Head of Asset    Head of Asset Allocation
                       Allocation

The address for each of the named directors and officers is 1201 Third Avenue, 8th Floor, Seattle, WA 98101.

      EDGE does not manage any other mutual funds with a similar principal investment objective and strategy similar to that of the Portfolio.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES

[to be provided]

OWNERSHIP OF SHARES

      As of the record date there were ________ shares outstanding. All shares of the Portfolio are owned by AIG SunAmerica Life Assurance Company, First SunAmerica Life Insurance Company and AIG Life Insurance Company. To SunAmerica's knowledge, no person owns a variable annuity contract and/or variable life insurance policy or interests therein representing more than 5% of the outstanding shares of the Portfolio. The Trustees and officers of the Trust and members of their families as a group, beneficially owned less than 1% of the beneficial interest of the Portfolio as of December 31, 2006.

BROKERAGE COMMISSIONS

      For the fiscal year ended December 31, 2006, the Portfolio paid $247,395 in brokerage commissions. No brokerage commissions were paid to affiliated brokers.

OTHER SERVICE AGREEMENTS

      For the fiscal year ended December 31, 2006, the Trust paid SunAmerica $2,595,830for advisory services provided to the Portfolio. AIG SunAmerica Capital Services, Inc. distributes the Portfolio's shares and incurs the expenses of distributing the Portfolio's shares under a Distribution Agreement. AIG SunAmerica Capital Services, Inc. is an indirect, wholly-owned subsidiary of AIG located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

SHAREHOLDER REPORTS

      Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862.

SHAREHOLDER PROPOSALS

      The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Nori L. Gabert, Esq., Assistant Secretary of Anchor Series Trust, 2929 Allen Parkway, Houston, Texas 77019.

                                          By Order of the Trustees,


                                          Nori L. Gabert
                                          Assistant Secretary
                                          Anchor Series Trust

Dated:  May ___, 2007

                    AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT

         This AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT (the "Amendment") is effective as of March 6, 2007 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and EDGE ASSET MANAGEMENT, INC. (formerly WM Advisors, Inc.), a Washington corporation (the "Subadviser").

                                   WITNESSETH:

         WHEREAS, the Adviser and Anchor Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

         WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated December 31, 2006, with respect to the Trust; and

         WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below; and

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Section 2(a) of the Subadvisory Agreement is amended to delete the underlined portion of the following sentence contained therein:

         In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio, provided, however, that for each Portfolio the average annual percentage of portfolio transactions which are engaged in with the Subadviser's affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, may not exceed 25% of the Portfolio's total transactions in securities and other investments during the Trust's fiscal year.

         2. The following new paragraph shall be added to the Subadvisory
         Agreement:

                  18. CONFIDENTIALITY. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, as agreed to in writing by the Adviser, or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, self regulatory organizations, or pursuant to any order, decree, judgment, subpoena, notice of discovery or similar request, or to the extent such disclosure is necessary for employees of the Subadviser to carry out its duties on behalf of the Portfolio(s) as contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

         3. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         4. FULL FORCE AND EFFECT. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

         5. MISCELLANEOUS. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

         IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.


AIG SUNAMERICA ASSET MANAGEMENT CORP.              EDGE ASSET MANAGEMENT, INC.

By: /s/ PETER A. HARBECK                           By: /s/ WILLIAM G. PAPESH
   ------------------------------------------         --------------------------
Name:   Peter A. Harbeck                           Name:   William G. Papesh
Title:  President and Chief Executive Officer      Title:  President

                              SUBADVISORY AGREEMENT

         This SUBADVISORY AGREEMENT is dated as of December 31, 2006, by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the "Adviser"), and WM ADVISORS, INC., a Washington corporation, (the "Subadviser").

                                   WITNESSETH:

         WHEREAS, the Adviser and Anchor Series Trust, a Massachusetts business trust (the "Trust"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the "Advisory Agreement"), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of beneficial interest, $0.01 par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

         WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (the "Portfolio(s)"), and the Subadviser is willing to furnish such services;

         NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

         1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the oversight and review of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information; and (b) applicable laws and regulations.

                  The Subadviser represents and warrants to the Adviser that each Portfolio will at all times be operated and managed (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments, provided that the Subadviser shall not be responsible for any violation of law resulting from transactions involving an affiliate of the Adviser unless Adviser has notified Subadviser of its affiliation with such entity; (b) so as not to jeopardize either the treatment of the variable annuity contracts which offer the Portfolio(s) (the "Contracts") as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (c) to minimize any taxes and/or penalties payable by the Trust or the Portfolio(s). Without limiting the foregoing, the Subadviser represents and warrants that it will manage each Portfolio in compliance with
(a) the applicable provisions of Subchapter M, chapter 1 of the Code ("Subchapter M") for each Portfolio to be treated as a "regulated investment company" under Subchapter M; (b) the diversification requirements specified in the Internal Revenue Service's regulations under Section 817(h) of the Code; (c) the provisions of the Act and rules adopted thereunder; (d) any applicable state insurance laws of which it is notified by the Adviser; (e) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust's current prospectus and statement of additional information which shall be provided by the Adviser to the Subadviser; and (f) the policies and procedures as adopted by the Trustees of the Trust and communicated in writing to the Subadviser. The Subadviser shall provide information to the Adviser, as necessary and appropriate to permit Adviser to comply with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

                  The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

                  The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

         2. PORTFOLIO TRANSACTIONS. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the"1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio; provided, however, that for each Portfolio the average annual percentage of portfolio transactions which are engaged in with the Subadviser's affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, may not exceed 25 % of the Portfolio's total transactions in securities and other investments during the Trust's fiscal year. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

         (b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may direct the Subadviser to effect a specific percentage of a Portfolio's transactions in securities and other investments to certain broker-dealers and futures commission merchants'. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge:

         (1) All brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser provided that the Subadviser obtains best execution;

         (2) Such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser's arrangements with the particular broker-dealer or futures commission merchant, or such other factors as market conditions, share values, capabilities of the particular broker-dealer or futures commission merchant, etc.;

         (3) If the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly. In addition, the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single "bunched" transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; and

         (4) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers. As such the Subadviser may be unable to fulfill the Adviser's request for direction due to the reasons stated above.

         3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser's fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

         4. OTHER SERVICES. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services in order to facilitate meetings or other similar functions. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser's cost.

         5. REPORTS. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

         6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         7. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request.

                  The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

         8. REFERENCE TO THE SUBADVISER. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name, trademark or service mark of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

         9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser's rendering of services under this Agreement.

                  (b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser's disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

         10. PERMISSIBLE INTERESTS. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise; directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

         11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

                  With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act). This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

         12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         13. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

         14. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

         15. PERSONAL LIABILITY. The Declaration of the Trust establishing the Trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the "Trust Property," as defined in the Declaration, only shall be liable.

         16. SEPARATE SERIES. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

         17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

         Subadviser:       WM Advisors, Inc.
                           1201 Third Avenue, 22nd Floor
                           Seattle, Washington  98011
                           Attention: Sharon L. Howells

         Adviser:          AIG SunAmerica Asset Management Corp.
                           Harborside Financial Center
                           3200 Plaza 5
                           Jersey City, New Jersey
                           Attention:  Gregory N. Bressler, General Counsel

         with a copy to:   SunAmerica Inc.
                           1 SunAmerica Center
                           Century City
                           Los Angeles, CA 90067-6022
                           Attention: Mallary L. Reznik, Deputy General Counsel

         IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.               WM ADVISORS, INC.

By: /s/ PETER A. HARBECK                            By: /s/ WILLIAM G. PAPESH
   -------------------------------------------         -------------------------
Name:    Peter A. Harbeck                           Name:  William G. Papesh
Title:   President and Chief Executive Officer      Title:    President